Goodwill and Other Intangible Assets - Estimated Amortization Expense of Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Goodwill And Intangible Assets Disclosure [Abstract]
2019	$ 13,203
2020	13,168
2021	12,462
2022	11,036
2023	10,592
Thereafter	411,094
Net Balance	$ 471,555	$ 472,472